UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 21, 2010
LINDSAY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13419	47-0554096

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2222 North 111th Street Omaha, Nebraska	68164

(Address of principal executive offices)	(Zip Code)
(402) 829-6800
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement
     The description of the Amendment (as defined below) set forth in Item 2.03 of this Report is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
     Reference is made to the Revolving Credit Agreement, dated January 24, 2008 by and between Lindsay Corporation (the “Company”) and Wells Fargo Bank, N.A., filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed January 29, 2008 and incorporated herein by reference (the “Revolving Credit Agreement”).
     The Company entered into the First Amendment to Revolving Credit Agreement, effective January 23, 2010, by and between the Company and Wells Fargo Bank, N.A (the “Amendment”) in order to extend the Revolving Credit Agreement’s termination date from January 23, 2010 to January 23, 2012. Borrowings under the Revolving Credit Agreement will bear interest at LIBOR plus 120 basis points, subject to adjustment as set forth in the Amendment.
     A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	First Amendment to Revolving Credit Agreement, dated January 23, 2010, by and between the Company and Wells Fargo Bank, N.A.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2010	LINDSAY CORPORATION
	By:	/s/ David B. Downing
David B. Downing, Chief Financial Officer